UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 16, 2005

AVALON PHARMACEUTICALS, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32629	52-2209310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20358 Seneca Meadows Parkway, Germantown, Maryland		20876
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	301-556-9900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 16, 2005, Glen A. Farmer, Controller and Principal Accounting Officer of Avalon Pharmaceuticals, Inc. (the "Company") submitted a letter of resignation indicating his intention to resign from his positions with the Company effective January 6, 2006.

Item 8.01 Other Events.

On December 21, 2005, the Company issued a press release announcing the expiration by its terms of the Company's collaboration with sanofi-aventis for the identification and validation of oncology targets. A copy of the Company's press release is attached hereto as Exhibit 99.01 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) EXHIBITS

99.01 .............................. Press Release dated December 21, 2005 Announcing Expiration of sanofi-aventis Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALON PHARMACEUTICALS, INC.

December 21, 2005	By:	/s/ Thomas G. David, Esq.

Name: Thomas G. David, Esq.
Title: Genreal Counsel

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Exhibit Index

Exhibit No.	Description

99.01	Press Release dated December 21, 2005 Announcing Expiration of sanofi-aventis Agreement